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                                                                    Exhibit 10.7

                             1996 STOCK OPTION PLAN
                              OF FILM ROMAN, INC.


1.   PURPOSE.

     The purpose of this 1996 Stock Option Plan of Film Roman, Inc. (the "Plan") is to secure for Film Roman, Inc., a California corporation (the "Company"), and its stockholders the benefits arising from stock ownership by selected key employees (as defined in accordance with Section 3401(c) of the Internal Revenue Code of 1986, as amended (the "Code")) of the Company or its subsidiaries ("Employees"), directors of the Company or its subsidiaries who are not Employees ("Independent Directors"), and consultants or other persons who are not Employees or the Independent Directors ("Consultants" and together with the Employees and Independent Directors, the "Participants") as the Board of Directors of the Company (the "Board"), or a committee thereof constituted for such purpose, shall from time to time determine. The Plan will provide a means whereby (i) such Employee may purchase shares of the common stock, $.01 par value per share, of the Company (the "Common Stock") pursuant to options that will qualify as "incentive stock options" under Section 422 of the Code ("Incentive Stock Options") and (ii) such Employee, Independent Director or Consultant may purchase shares of the Common Stock of the Company pursuant to options that are not designated as Incentive Stock Options ("Non-Qualified Stock Options"). Incentive Stock Options and Non-Qualified Stock Options are each sometimes referred to herein as an "Option" and collectively herein as "Options."

2.   ADMINISTRATION.

     2.1 The Plan shall be administered by the Board; provided, however, that with respect to (i) the participation of the directors of the Company (the "Directors"), and (ii) any grant of Options intended not to be included as "applicable employee remuneration" pursuant to Section 162(m)(4)(C) of the Code, the Plan shall be administered by a committee of two or more Independent Directors (the "Committee") all of whom are both (A) "disinterested persons" as that term is defined in Rule 16b-3(c)(2)(i) of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and
(B) "outside directors" as such term is used in Section 162(m)(4)(C)(i) of the Code. Any action of the Board or Committee with respect to administration of the Plan shall be taken by a majority vote or written consent of its members.

     2.2 Subject to the provisions of the Plan, the Board or Committee shall have authority (i) to construe and interpret the Plan, (ii) to define the terms used herein, (iii) to prescribe, amend and rescind rules and regulations relating to the Plan, (iv) to determine

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the individuals to whom and the time or times at which Options shall be granted under the Plan, whether Options granted will be Incentive Stock Options or Non-Qualified Stock Options, the number of shares to be subject to each Option and the exercise price of the Option; (v) to approve and determine the duration of leaves of absence which may be granted to Participants who are employed by the Company without constituting a termination of their employment for the purposes of the Plan, and (vi) to make all other determinations necessary or advisable for the administration of the Plan. All determinations and interpretations made by the Board or Committee shall be binding and conclusive on all Participants in the Plan and their legal representatives and beneficiaries.

     2.3 Unless otherwise determined by the Board or Committee, all Options granted under the Plan to Employees and Consultants shall be subject to the following conditions (i) Options shall become exercisable in installments, on a cumulative basis, at the rate of twenty percent (20%) each year beginning on the first anniversary of the date of the grant of the Option, until the date Options expire or are terminated, and (ii) following a holder's Termination of Employment or Termination of Consultancy (in each case, as defined in Paragraph
11), as the case may be, the Company shall have the right to repurchase any outstanding vested Options or any shares of Common Stock issued to a holder upon the exercise of an Option by notifying the holder of the Company's decision to so purchase the shares or Options within 60 days of such Termination of Employment or Termination of Consultancy, as the case may be. The purchase price for the shares of Common Stock shall be their fair market value at the date of notification. The purchase price for Options shall be the difference between the fair market value of the shares of Common Stock at the date of notification and the exercise price of such Options. Fair market value shall be determined in accordance with Paragraph 7 hereof.

     2.4 All Options granted under the Plan to Independent Directors shall be subject to the following conditions: (i) Options shall become exercisable in installments, on a cumulative basis, at the rate of twenty percent (20%) each year beginning on the first anniversary of the date of the grant of the Option, until the date Options expire or are terminated, and (ii) following a holder's Termination of Directorship (as defined in Paragraph 11), the Company shall have the right to repurchase any outstanding vested Options or any shares of Common Stock issued to a holder upon the exercise of an Option by notifying the holder of the Company's decision to so purchase the shares or Options within 60 days of such Termination of Directorship. The purchase price for the shares of Common Stock shall be their fair market value at the date of notification. The purchase price for Options shall be the difference between the fair market value of the shares of Common Stock at the date of notification and the exercise price of such Options. Fair market value shall be determined in accordance with Paragraph 7 hereof.

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3.   SHARES SUBJECT TO THE PLAN.

     The shares to be issued under the Plan shall consist of the Company's authorized but unissued Common Stock. Subject to adjustment as provided in Paragraph 14 hereof, the aggregate number of shares of Common Stock which may be issued upon exercise of all Options granted under the Plan shall not exceed 1,227,695 shares. If any Option granted under the Plan shall expire or terminate for any reason, without having been exercised in full, the unpurchased shares of Common Stock subject to such Option shall again be available for new Options to be granted under the Plan. Shares of Common Stock repurchased by the Company pursuant to its repurchase rights referred to in Paragraph 2.3 or 2.4 of the Plan shall not be available to subsequent Option grants under the Plan.

4.  ELIGIBILITY AND PARTICIPATION.

    4.1 All Employees of the Company and/or any subsidiary corporation (as defined in Section 424(f) of the Code) with respect to the Company shall be eligible to receive Incentive Stock Options and Non-Qualified Stock Options. Independent Directors and Consultants are not eligible to receive Incentive Stock Options, but are eligible to receive Non-Qualified Stock Options.

    4.2 No Incentive Stock Options may be granted to any Employee who, at the time the Incentive Stock Option is granted, owns shares representing more than ten percent of the total combined voting power of all classes of stock of the Company (or of any of its subsidiary corporations, as defined in Section 424(f) of the Code), unless the exercise price of such Incentive Stock Option is at least one hundred ten percent (110%) of the fair market value of the Common Stock subject to the Incentive Stock Option, determining fair market value as of the date each respective Option is granted in accordance with Paragraph 7, and such Incentive Stock Option by its terms is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

    4.3 The aggregate fair market value of the Common Stock for which Incentive Stock Options granted to any one Employee under this Plan or any other Incentive Stock Option plan of the Company (or of any of its subsidiary corporations as defined in Section 424(f) of the Code) may by their terms first become exercisable during any calendar year shall not exceed $100,000, determining fair market value as of the date each respective Option is granted.

    4.4 The maximum number of shares of Common Stock with respect to which Options may be granted to any single Participant under the Plan during any calendar year shall not exceed an aggregate of 400,000 shares; provided that if any such Options expire, are repriced, or are canceled they shall, solely to the extent required by Section 162(m) of the Code, be counted against this limitation.

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    [4.5 During the term of the Plan, each person who is an Independent Director shall be granted an Option to purchase ___________ shares of Common Stock (subject to adjustment as provided in Paragraph 14) on the date of each annual meeting of stockholders at which the Independent Director is reelected to the Board.]

    4.6 All Options granted under the Plan shall be granted within ten years from August 1, 1996.

5.   DURATION OF OPTIONS.

     Each Option and all rights associated therewith shall expire on such date as the Board (with respect to an Option granted to any Participant) or Committee (only with respect to an Option granted to an Employees or Consultant) may determine (but in no event later than ten years from the date on which the Option is granted) and shall be subject to earlier termination as provided herein.

6.   PRICE AND EXERCISE OF OPTIONS.

     6.1 Each Option shall be evidenced by a written stock option agreement, which shall be executed by a holder of an Option and an authorized officer of the Company and which shall contain such terms and conditions as the Board (with respect to an Option granted to any Participant) or Committee (only with respect to an Option granted to an Employees or Consultant) shall determine, consistent with this Plan. Stock option agreements evidencing Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Stock option agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

     6.2 Subject to Paragraph 4.2, the purchase price of the Common Stock covered by each Option shall be determined by the Board (with respect to an Option granted to any Participant) or Committee (only with respect to an Option granted to an Employee and Consultant), but in the case of (i) an Incentive Stock Option, or (ii) an Option intended not to be included as "applicable employee remuneration" pursuant to Section 162(m)(4)(C) of the Code, shall not be less than one hundred percent (100%) of the fair market value of such Common Stock, as determined by Board or Committee on the date the Option is granted. The purchase price of the Common Stock upon exercise of an Option shall be paid in full at the time of exercise (i) in cash or by certified or cashier's check payable to the order of the Company, (ii) by cancellation of indebtedness owed by the Company to the Participant, (iii) by delivery of shares of Common Stock of the Company already owned by, and in the possession of the Participant, (iv) if authorized by the Board (with respect to an Option granted to any Participant), the Committee (only with respect to an Option granted to an Employee or a Consultant), or if specified in the

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stock option agreement for the Option being exercised, by a recourse promissory note made by the Participant in favor of the Company or through installment payments to the Company, in either case subject to terms and conditions determined by the Board or Committee, and in compliance with applicable law (including, without limitation, state, corporate and federal requirements), or
(v) by any combination thereof, or (vii) in such other manner as the Board (with respect to Options granted to Participants) , the Committee (only with respect to Options granted to an Employee or a Consultant) may specify in order to facilitate the exercise of Options by the holders thereof, including but not limited to, a guarantee by the Company of a third party loan to Participant. Loans, installment payments and guarantees may be granted by the Board or the Committee without security or collateral, but must provide for a reasonable rate of interest and the maximum credit available to the Participant shall not exceed the sum of (x) the aggregate Option price, plus (y) any federal and state income and employment tax liability incurred by the Participant in connection with the exercise of the Option. Shares of Common Stock used to satisfy the exercise price of an Option shall be valued at their fair market value determined in accordance with Paragraph 7 hereof.

     6.3 No Option granted under this Plan shall be exercisable if such exercise would involve a violation of any applicable law or regulation (including without limitation, federal and state securities laws and regulations). Each Option shall be exercisable in such installments during the period prior to its expiration date as the Board (with respect to an Option granted to any Participant) or Committee (only with respect to an Option granted to an Employee or Consultant) shall determine; provided, however, that unless otherwise determined by the Board or Committee, if the Participant shall not in any given installment period purchase all of the shares which the Participant is entitled to purchase in such installment period, then such Participant's right to purchase any shares not purchased in such installment period shall continue until the expiration date or sooner termination of the Participant's Option. No Option may be exercised for a fraction of a share and no partial exercise of any Option may be for less than 100 shares.

7.   FAIR MARKET VALUE OF COMMON STOCK.

     The fair market value of a share of Common Stock shall be determined for the purposes of this Plan by reference to the mean between the bid and asked price of a share as supplied by the National Association of Securities Dealers through NASDAQ (or its successor in function) or, if such shares are then traded on a principal stock exchange, by reference to the closing price of a share on the principal stock exchange on which such shares are traded, in each case as reported by The Wall Street Journal for the business day immediately preceding the date on which the fair market value is determined or, if for any reason no such price is available, by such other method as the Committee (only with respect to Options granted to Employees or Consultants) or the Board (with respect to Options granted to any Participants) shall deem appropriate to reflect the then fair market value thereof, or by the method provided for in an agreement with a Participant, if different.

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8.   WITHHOLDING TAX.

     Upon (i) an Employee's disposition of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option granted pursuant to the Plan within two years of the granting of the Incentive Stock Option or within one year after exercise of the Incentive Stock Option, or (ii) a Participant's exercise of a Non-Qualified Stock Option (or an Incentive Stock Option treated as a Non-Qualified Stock Option), the Company shall have the right to require such Employee or Participant, and such Employee or Participant by accepting the Options granted under the Plan agrees, to pay to the Company the amount of any taxes which the Company shall be required to withhold with respect thereto. In the event of (i) or (ii), then such Employee or Participant may elect to pay to the Company an amount equal to the amount of the taxes which the Company shall be required to withhold by delivering to the Company shares of Common Stock having a fair market value determined in accordance with Paragraph 7 equal to the amount of the withholding tax obligation as determined by the Company. Such shares so delivered may be either shares withheld by the Company upon the exercise of the Option or other shares. If the Company becomes subject to the Exchange Act, and the rules and regulations promulgated thereunder, such election may not be made by those persons subject to the provisions of Section 16(b) of the Exchange Act within six months of the date of grant of the Option, except that this limitation will not apply in the event of death or disability occurring prior to the expiration of the six month period. The election must be made either (x) not later than six months less one day prior to the date as of which the amount of tax to be withheld is determined (the "Tax Date"), or (y) in the ten-day window period provided in Rule 16b-3(e) of the General Rules and Regulations under the Exchange Act, but in no event later than the Tax Date.

9.   NONTRANSFERABILITY.

     An Option granted under the Plan shall, by its terms, be nontransferable by the holder either voluntarily or by operation of law, other than by will or the laws of descent and distribution, or to an inter-vivos trust established by the holder of an Option if such transfer shall be allowed by law and not materially affect the terms and conditions of the Plan, and shall be exercisable during the holder's lifetime only by the holder, regardless of any community property interest therein of the spouse of the holder, or such spouse's successors in interest. If the spouse of the holder shall have acquired a community property interest in an Option pursuant to a qualified domestic relations order as defined under the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, the holder, or the holder's permitted successors in interest, may exercise the Option on behalf of the spouse of the holder or such spouse's successors in interest.

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10.  HOLDING OF STOCK AFTER EXERCISE OF OPTION.

     At the discretion of the Board or Committee, any Option may provide that the Participant, by accepting such Option, represents and agrees for the Participant and the Participant's permitted transferees, that none of the shares acquired upon exercise of an Option will be acquired with a view to any sale, transfer or distribution of said shares in violation of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder, and the person entitled to exercise the same shall furnish evidence satisfactory to the Company (including a written and signed representation) to that effect in form and substance satisfactory to the Company, including an indemnification of the Company in the event of any violation of the Act by such person.

11.  TERMINATION.

     11.1 Upon Termination of Employment (as defined below) of an Employee for Cause (as defined below), such Employee's Incentive Stock Options and Non-Qualified Stock Options shall terminate on the date of such Employee's Termination of Employment, unless by their term they expire sooner. Upon the Termination of Employment (as defined below) of an Employee for a reason other than for Cause, such Employee's Incentive Stock Option shall expire three months after the date of such Employee's Termination of Employment, unless by their term they expire sooner. Upon Termination of Employment of an Employee, an Option may be exercised only to the extent it was exercisable according to such Option's terms on the date of Termination of Employment.

     "Termination of Employment" shall mean the time when the employee-employer relationship between an Employee that holds an Option and the Company or one of its subsidiary corporations (as defined in Section 424(f) of the Code) is terminated for any reason other than for Cause, the holder's death or permanent disability (within the meaning of Section 22(e)(3) of the Code).
Notwithstanding the foregoing, (i) if the Employee shall have entered into an employment or other agreement with Company, the Board or Committee, as the case may be, may in its discretion substitute the definition of "cause" in said agreement for the definition of Cause in this Paragraph 11; (ii) a leave of absence approved in writing by the Board or Committee shall not be deemed a Termination of Employment for the purposes of this Paragraph 11, but no Incentive Stock Option may be exercised during any such leave of absence, except during the first three months thereof; and (iii) Termination of Employment or other relationship with the Company and/or any of its subsidiary corporations by the Employee of a Non-Qualified Stock Option will have the effect specified in the individual stock option agreement as determined by the Board or Committee. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, provided, however, that, with respect to Incentive Stock Options, a leave of absence, change in status from an employee to an independent contractor or other change in the

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employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section. Notwithstanding any other provision of this Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate an Employee's employment at any time for any reason whatsoever, with or without Cause, except to the extent expressly provided otherwise in writing.

     "Cause" shall mean (a) the commission of a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance with respect to the Company, (b) conduct tending to bring the Company into substantial public disgrace, or disrepute, or (c) gross negligence or willful misconduct with respect to the Company.

     11.2 Upon the Termination of Directorship (as defined below) of an Independent Director who holds an Option, such Independent Director's Option shall expire three months from the date of Termination of Directorship.

     "Termination of Directorship" shall mean the time when a holder of an Option who is an Independent Director ceases to be a Director for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, death or retirement. The Board, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Directorship with respect to Independent Directors.

     11.3 Upon the Termination of Directorship (as defined below) of an Independent Director who holds an Option, such Independent Director's Option shall expire three months from the date of Termination of Directorship.

     "Termination of Consultancy" shall mean the time when the engagement of a Consultant to the Company or a subsidiary of the Company is terminated for any reason, with or without Cause, including, but not by way of limitation, by resignation, discharge, death or retirement; but excluding terminations where there is a simultaneous commencement of employment with the Company or any Subsidiary. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a Termination of Consultancy resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Consultancy. Notwithstanding any other provision of this Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate a consultant's service at any time for any reason whatsoever, with or without Cause, except to the extent expressly provided otherwise in writing.

12.  DEATH OR PERMANENT DISABILITY OF OPTION HOLDER.

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     If the holder of an Incentive Stock Option dies or becomes permanently disabled while the Option holder is employed by the Company or one of its subsidiary corporations (as defined in Section 424(f) of the Code), the holder's Option shall expire three (3) months (or such other period as may be specified in an agreement with a Participant) after the date of the holder's death or the date on which the holder became permanently disabled (within the meaning of Section 22(e)(3) of the Code) unless by its terms it expires sooner. During such period after death, such Incentive Stock Option may, to the extent that it remains unexercised (but exercisable by the holder according to such Option's terms) upon the date of such death, be exercised by the person or persons to whom the Option holder's rights under the Incentive Stock Option shall pass by the Option holder's will or by the laws of descent and distribution. The death or permanent disability of a holder of a Non-Qualified Stock Option will have the effect specified in the individual stock option agreement as determined by the Board (with respect to an Option granted to any Participant) or Committee (only with respect to an Options granted to an Employee or Consultant).

13.  PRIVILEGES OF STOCK OWNERSHIP.

     No person entitled to exercise any Option granted under the Plan shall have any of the rights or privileges of a stockholder of the Company in respect of any shares of Common Stock issuable upon exercise of such Option until certificates representing such shares shall have been issued and delivered. No shares shall be issued and delivered upon exercise of any Option unless and until, in the opinion of counsel for the Company, there shall have been full compliance with any applicable registration requirements of the Act, any applicable listing requirements of any national securities exchange on which the Common Stock is then listed, and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery.

14.  ADJUSTMENTS.

     14.1 In the event that the outstanding shares of Common Stock are hereafter changed into or exchanged for a different number or kind of shares or other securities of the Company, or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend or combination of shares, appropriate adjustments shall be made by the Board or Committee in the number and kind of shares (and the purchase price for such shares) for the purchase of which Options may be granted; provided, however, that any such adjustment in the outstanding Options shall be made without change to the aggregate purchase price applicable to the unexercised portion of the Option, but with a corresponding adjustment in the purchase price for each share covered by the Option.

     14.2 In the event of any of the following transactions (a "Change of Control"):

           (i) a merger or acquisition in which the Company is not the surviving

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     entity, except for a transaction the principal purpose of which is to change the State of the Company's incorporation,

           (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company, or

           (iii) any other corporate reorganization or business combination in which fifty percent (50%) or more of the Company's outstanding voting stock is transferred to different holders in a single transaction or a series of related transactions, then at the election of the Board, or if so provided in an Option or other agreement with a Participant, the exercisability of each Option outstanding under the Plan shall be automatically accelerated so that each such Option shall, during the five (5) business day period immediately prior to the specified effective date for the Change of Control, become fully exercisable with respect to the total number of shares of Common Stock purchasable under such Option and may be exercised for all or any portion of such shares; provided, however, that the exercisability of Incentive Stock Options shall be subject to the applicable dollar limitation of Paragraph 4.3. Notwithstanding the foregoing, an outstanding Option under the Plan shall not be so accelerated if and to the extent such Option is, in connection with the Change of Control, either to be assumed by the successor corporation or parent thereof or be replaced with a comparable Option to purchase shares of the capital stock of the successor corporation or parent thereof. Upon the consummation of the Change of Control, all outstanding Options under the Plan shall, to the extent not previously exercised or assumed or replaced by the successor corporation or its parent company, terminate and cease to be outstanding.

     14.3 If the Company is the surviving entity in any merger or other business combination, then each Option which remains outstanding under the Plan immediately after such merger or other business combination shall be appropriately adjusted to provide the holder of the Option the right to acquire, upon exercise of the Option, the same number of shares of Common Stock that the holder would have acquired pursuant to the merger or business combination if the holder had exercised the Option immediately prior to the merger or business combination. Appropriate adjustments shall also be made to the Option price payable per share so that the aggregate Option price payable for the aggregate number of shares subject to the Option shall remain the same. Appropriate adjustments shall also be made to the class and number of securities available for issuance under the Plan following the consummation of such merger or business combination.

     14.4 Adjustments under this Paragraph 14 shall be made by the Board (with respect to Options granted to any Participants) or Committee (only with respect to Options granted to Employees or Consultants), whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive.

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No fractional shares of stock shall be issued under the Plan with respect to any such adjustment. The grant of Options under this Plan shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

15.  AMENDMENT AND TERMINATION OF PLAN.

     15.1 The Board or Committee may at any time suspend or terminate the Plan. The Board or Committee may also at any time amend or revise the terms of the Plan, provided that no such amendment or revision shall, unless appropriate stockholder approval of such amendment or revision is obtained, (i) increase the maximum number of shares which may be acquired pursuant to Options granted under the Plan, except as permitted under the provisions of Paragraph 14, (ii) change the minimum purchase price required under Paragraphs 4.2 and 6, (iii) increase the maximum term of Options provided for in Paragraph 5, or (iv) change the classes of persons eligible to receive Options as provided in Paragraph 4.

     15.2 No amendment, suspension or termination of the Plan shall, without the consent of the holder, alter or impair any rights or obligations under any Option theretofore granted under the Plan.

     15.3 Except as provided in Paragraph 14 hereof, no modification may be made to an Option granted to a Participant who is subject to Section 16 of the Exchange Act except in compliance with Rule 16b-3 of the General Rules and Regulations under the Exchange Act.

     15.4 Any Options granted to a Participant by the Committee are intended to be included as "applicable employee remuneration" pursuant to Section 162(m)(4)(C) of the Code, and such Committee shall administer the Plan with respect to such Options and may make such amendments as may be necessary to effect such exclusion with respect thereto under Section 162(m)(4)(C) to the extent such amendment would not otherwise violate this Paragraph 15.

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16.  GENERAL PROVISIONS APPLICABLE TO PARTICIPANTS SUBJECT TO SECTION 16 OF THE
     EXCHANGE ACT.

     16.1 It is the intent of the Company that this Plan shall comply in all respects with Rule 16b-3 of the General Rules and Regulations under the Exchange Act in connection with any Option granted to a person who is subject to Section 16 of the Exchange Act. Accordingly, if any provision of this Plan does not comply with the requirements of Rule 16b-3 as then applicable to any such person, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements with respect to such person.

     16.2 Unless a Participant could otherwise transfer an equity security (as defined in Section 3(a)(11) of the Exchange Act), derivative security (as defined in Rule 16a-1(c) of the General Rules and Regulations under the Exchange
Act), or shares of the Company's Common Stock issued upon exercise of a derivative security granted under the Plan without incurring liability under
Section 16(b) of the Exchange Act, (i) an equity security issued under the Plan, other than an equity security issued pursuant to the exercise of a derivative security granted under the Plan, shall be held for at least six months from the date of acquisition, and (ii) with respect to a derivative security granted under the Plan and the equity security issued pursuant to the exercise thereof, at least six months shall elapse from the date of acquisition of the derivative security to the date of disposition of the derivative security (other than upon exercise or conversion) or its underlying equity security.

17.  EFFECTIVE DATE OF PLAN.

     No Option may be granted under the Plan unless and until (i) the Options and underlying shares have been registered under the Act and qualified with the appropriate state regulatory agencies, or (ii) the Company has been advised by counsel that such Options and shares are exempt from such registration and/or qualification. The Plan shall be submitted for approval by the holders of the outstanding voting stock of the Company within twelve months from the date the Plan is adopted by the Board. The Plan shall be deemed approved by the holders of the outstanding voting stock of the Company by (i) the affirmative vote of the holders of a majority of the voting shares of the Company represented and voting at a duly held meeting at which a quorum is present or (ii) the written consent of the holders of a majority of the outstanding voting shares of the Company. Any Options granted under the Plan prior to obtaining such stockholder approval shall be granted under the conditions that the Options so granted (x) shall not be exercisable prior to such approval, and (y) shall become null and void if such stockholder approval is not obtained. No Option that is intended not to be included as "applicable employee remuneration" pursuant to Section 162(m)(4)(C) of the Code shall be granted prior to stockholder approval of the Plan.

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